C2 - Confidential
Exhibit 10.2†

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NUMBER 2
TO
RATE PER FLIGHT HOUR AGREEMENT

Between
Frontier Airlines,Inc.
And
CFM International, Inc.

Agreement Number: 1-0000001328
Dated: effective as of August 4, 2026

This proposed Agreement will remain open until August 30th, 2026, and will expire if not signed by all Parties on or before that date.

PROPRIETARY INFORMATION NOTICE

The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and will not be used, disclosed to others or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

C2- Confidential

Amendment No. 2 to
RATE PER FLIGHT HOUR AGREEMENT NO. 1-0000001328

This Amendment No. 2 (this “Amendment”) to CFM Rate per Flight Hour Agreement No. 1- 0000001328
is entered into and made effective as of this 4th day of August, 2026 (the "Effective Date"), by and between
CFM International, Inc. (“CFM”) and Frontier Airlines, Inc. (“Customer”) (CFM and Customer being hereinafter collectively referred to as the “Parties”). Capitalized terms used and not otherwise defined herein shall have the meanings as set forth in the Service Agreement.
WHEREAS, the Parties entered into the CFM Rate per Flight Hour Agreement No. 1- 0000001328 dated August 29, 2017 whereby CFM provides Engine shop maintenance and other services to support maintenance and overhauls of Customer’s specified CFM CFM56-5B Engines, which agreement was amended by Amendment No. 1 dated September 12, 2025 (as amended, the “Service Agreement”); and

WHEREAS, the Parties wish to further amend the Service Agreement as provided below.
NOW THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:
1.The text of Article 3 entitled “Term of the Service Agreement” is deleted in its entirety and replaced with the following:

“The Term of this Service Agreement will commence on the first installed Engine Entry Into Service date (the "Commencement Date").
Each Installed Engine will be covered by this Service Agreement for the period beginning on the Engine's Entry Into Service date and ending on the sooner of [***]. Refer to amended and restated Section 4 of this Amendment for applicable pricing. [***]
[***].
Spare Engines per Exhibit B shall be eligible for Services under this Service Agreement from the date on which each Spare Engine is delivered to Customer by CFM until the date on which the Term expires for the last Installed Engine operated at the as-delivered Spare Engine thrust within its respective Group (I, II, or Ill).
This Service Agreement will continue, unless sooner terminated as provided herein, for a period ending on the earlier to occur of the completion of the Coverage Period described above or November 30, 2032 (the "Term").”
2.The pricing table after item c. of Article 7.1 titled “Covered Services Pricing”, is amended by deleting such pricing table and replacing it with the following:

Covered Services Rate	Rate per EFH [***]
Popular Rate	[***]
Restored Rate	[***]

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C2- Confidential

3.[***]
“12.3    [***]

[***].
The foregoing amended clause 12.3 is effective upon the execution of this Amendment and shall remain in full force and effect thereafter. Any prior agreements or provisions inconsistent with the foregoing amended clause 12.3 are hereby superseded and rendered null and void.
4.The definition of [***], shall be deleted in its entirety and replaced with the following:
[***]
5.Exhibit E titled [***]
6.The Service Agreement is further amended as follows:
(i)The definitions of [***] are deleted from Exhibit A.
(ii)The words [***] are deleted from the last sentence of Article 4.
(iii)[***].
(iv)[***].
(v)The [***] are deleted from the fourth to the last and third to the last paragraphs of [***].

7.Except as expressly set forth herein, all provisions of the Service Agreement shall remain in full force and effect. In the event of conflict between the terms of this Amendment and the terms of the Service Agreement, the terms of this Amendment shall take precedence.
This Amendment shall be governed by and construed in accordance with the laws of New York (USA).

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This Amendment may be signed by the Parties in separate counterparts, and any single counterpart or set of counterparts, when signed and delivered to the other Party shall together constitute one and the same document and be an original Amendment for all purposes.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the Effective Date.

CFM International, Inc.		Frontier Airlines, Inc.
Signature:	/s/ Sharyn Cones	Signature:	/s/ Howard Diamond
Name:	Sharyn Cones	Name:	Howard Diamond
Title:	Deputy VP, CFM Contracts	Title:	EVP, Legal
Date:	8/25/2026	Date:	8/25/2026

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Subject to restrictions on the cover or first page